UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 11, 2004

LAMAR ADVERTISING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	0-30242	72-1449411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5551 Corporate Boulevard, Baton Rouge, Louisiana 70808
(Address of principal executive offices and zip code)

(225) 926-1000
(Registrants’ telephone number, including area code)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
Press Release

Item 12. Results of Operations and Financial Condition.

     On February 11, 2004, Lamar Advertising Company announced via press release its results for the fourth quarter and the year ended December 31, 2003. A copy of Lamar’s press release is hereby furnished to the Commission and incorporated by reference herein as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2004	LAMAR ADVERTISING COMPANY
	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release of Lamar Advertising Company, dated February 11, 2004, reporting Lamar’s financial results for the fourth quarter and the year ended December 31, 2003.

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